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                                                                       EXHIBIT 2

                     [LETTERHEAD OF MAH & ASSOCIATES, LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated June 1, 2000, included in this Form 11-K relating to the Pacific Gas and Electric Company Savings Fund Plan - Part II, into PG&E Corporation's previously filed Registration Statement File No. 33-50601.


                                        /s/ Mah & Associates, LLP

Mah & Associates, LLP

San Francisco, California
June 28, 2000